UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2016

EVERI HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

7250 S. Tenaya Way, Suite 100
Las Vegas, Nevada	89113
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 833-7110

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 15, 2016, Everi Holdings Inc. issued a press release announcing its results of operations for the three months ended December 31, 2015.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document

99.1	Press Release dated March 15, 2016, issued by Everi Holdings Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EVERI HOLDINGS INC.

Date: March 15, 2016	By:	/s/ Todd A. Valli
Todd A. Valli
Senior Vice President, Corporate Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release dated March 15, 2016, issued by Everi Holdings Inc.